                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Erik Olsson, Keith Sawottke and Kevin Groman jointly and severally, as his true and lawful attorney-in-fact and agent, acting alone, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-1 of RSC Holdings Inc. and any or all amendments (including post-effective amendments) thereto and any new registration statement with respect to the offering contemplated thereby filed pursuant to Rule 462(b) of the Securities Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact full power and authority to do and reform each and every act and thing requisite or necessary to be done in and about the premises, as person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

             SIGNATURE                             TITLE                          DATE
             ---------                             -----                          ----

/s/ Erik Olsson
-------------------------------
Erik Olsson                       Chief Executive Officer, President and
                                  Director (Principal Executive Officer)   February 9, 2007

/s/ Keith Sawottke
-------------------------------
Keith Sawottke                      Chief Financial Officer (Principal
                                               Financial and
                                       Principal Accounting Officer)       February 9, 2007

/s/ Denis Nayden
-------------------------------
Denis Nayden                          Director, Chairman of the Board      February 9, 2007

/s/ Timothy Collins
-------------------------------
Timothy Collins                                  Director                  February 9, 2007

/s/ Edward Dardani
-------------------------------
Edward Dardani                                   Director                  February 9, 2007

/s/ Douglas Kaden
-------------------------------
Douglas Kaden                                    Director                  February 9, 2007


/s/ Christopher Minnetian
-------------------------------
Christopher Minnetian                            Director                  February 9, 2007

/s/ John Monsky
-------------------------------
John Monsky                                      Director                  February 9, 2007

/s/ Scott Spielvogel
-------------------------------
Scott Spielvogel                                 Director                  February 9, 2007

/s/ Donald Wagner
-------------------------------
Donald Wagner                                    Director                  February 9, 2007

/s/ Frederik Nijdam
-------------------------------
Frederik Nijdam                                  Director                  February 9, 2007


                                        2